Exhibit 99.4

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered) Re D.I.: 9 & 66

INTERIM ORDER (I) ESTABLISHING NOTICE AND HEARING PROCEDURES

FOR CERTAIN TRANSFERS AND CLAIMS OF WORTHLESSNESS OF EQUITY

SECURITIES IN THE DEBTORS, AND (II) GRANTING RELATED RELIEF

This matter coming before the Court upon the (the “Motion”)2 of the above-captioned debtors (collectively, the “Debtors”) for entry of an interim order (this “Interim Order”), (i)establishing notice and objection procedures regarding certain transfers, or claims of worthlessness, of beneficial interests in equity securities in Debtor Pennsylvania Real Estate Investment Trust (“PREIT” or the “Company”); and (ii) granting certain related relief, all as more fully set forth in the Motion; and upon consideration of the First Day Declaration; and this Court having found that (i) this Court has jurisdiction over the Debtors, their estates, property of their estates and to consider the Motion and the relief requested therein under 28 U.S.C. §§ 157 and 1334 and the Amended Standing Order of Reference from the United States District Court for the District of Delaware, dated February 29, 2012, (ii) this Court may enter a final order consistent with Article III of the United States Constitution, (iii) this is a core proceeding under 28 U.S.C. § 157(b)(2)(A), (iv) venue of this proceeding and the Motion in this District is proper under 28

[1]

A complete list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]	Capitalized terms used but not otherwise defined in this Interim Order shall have the meanings ascribed to them in the Motion.

U.S.C. §§ 1408 and 1409, and (v) the Debtors’ notice of the Motion and opportunity for a hearing were adequate and appropriate under the circumstances and no other or further notice need be provided; and this Court having reviewed the Motion and having heard the statements in support of the relief requested in the Motion at a hearing before this Court (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and the First Day Declaration establish just cause for the relief granted in this Interim Order; and this Court having found and determined that the relief sought in the Motion is in the best interests of the Debtors’ estates, their creditors and other parties in interest; and after due deliberation and sufficient cause appearing therefor,

IT IS HEREBY ORDERED THAT:

1. The Motion is GRANTED on an interim basis, as set forth in this Interim Order.

2. Any purchase, sale, or other transfer of, or claim of worthlessness with respect to, equity securities in PREIT in violation of the procedures set forth herein shall be null and void ab initio.

3. The following procedures shall apply to trading in equity securities of PREIT:

i.

Certain Defined Terms. For purposes of these procedures: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least: (i) 240,345 shares of Common Stock, (ii) 155,250 shares of Series B Stock, (iii) 310,500 shares of Series C Stock, (iv) 225,000 shares of Series D Stock (in each of (i), (ii), (iii) and (iv) case representing approximately 4.5% of the shares of Equity Securities of such class of stock issued and outstanding) or (v) in the aggregate 931,095 shares of Equity Securities (representing approximately 4.5% of 20,691,000 shares of Equity Securities issued and outstanding)[3]; (B) “beneficial ownership” of Equity Securities shall be determined in accordance with applicable rules under section 382 of the IRC and the regulations promulgated thereunder and shall include (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and

[3]	To allow for a prudent margin of error and in a good faith effort to avoid underestimating the threshold, the Debtors have calculated the threshold using 4.5% instead of 5%.

persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) ownership of options to acquire stock; (C) an “option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; and (D) a “Transfer” means any transfer of Equity Securities to the extent described in paragraph 3(iii) below (Stock Acquisition Notice) and/or paragraph 3(iv) (Stock Disposition Notice).

ii.

Notice of Substantial Equityholder. Any person or entity who currently is or becomes a Substantial Equityholder must (a) file with the Court, and (b) serve by e-mail upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr.), email: mario.ventresca@preit.com; (ii) proposed counsel to the Debtors, DLA Piper LLP (US), (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com) (iii) counsel to the Ad Hoc Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jon Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]), a notice of such status, in the form attached hereto as Exhibit 2 (“Notice of Substantial Equityholder Status”), on or before the later of (A) 14 days after the entry of the interim order approving this Motion or (B) 14 days after becoming a Substantial Equityholder. At the election of the Substantial Equityholder, the Notice of Substantial Equityholder Status to be filed with this Court (but not the Notice of Substantial Equityholder Status that is served upon the Debtors, proposed counsel for the Debtors, and counsel to the Ad Hoc Group of Lenders may be redacted to exclude the Substantial Equityholder’s taxpayer identification number and the amount of Equity Securities that the Substantial Equityholder beneficially owns.

iii.

Stock Acquisition Notice. At least 14 days prior to any transfer of Equity Securities (including options to acquire stock or any exercise thereof) that would result in an increase in the amount of Equity Securities beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder or potential Substantial Equityholder must (a) file with the Court and (b) serve on the Debtors, proposed counsel for the Debtors, and counsel to the Ad Hoc Group of Lenders (at the email addresses set forth in paragraph 3(ii)

above), advance written notice of the intended transfer of Equity Securities, in the form attached hereto as Exhibit 3 (a “Stock Acquisition Notice”). At the election of the Substantial Equityholder, the Stock Acquisition Notice to be filed with this Court (but not the Stock Acquisition Notice that is served upon the Debtors, proposed counsel for the Debtors, and counsel to the Ad Hoc Group of Lenders) may be redacted to exclude the Substantial Equityholder’s taxpayer identification number and the amount of Equity Securities that the Substantial Equityholder beneficially owns.

iv.

Stock Disposition Notice. At least 14 days prior to any transfer of Equity Securities (including options to acquire stock or any exercise thereof) that would result in any decrease in the amount of Equity Securities beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder or potential Substantial Equityholder must (a) file with the Court and (b) serve on the Debtors, proposed counsel for the Debtors, and counsel to the Ad Hoc Group of Lenders (at the email addresses set forth in paragraph 3(ii) above), advance written notice of the intended transfer of Equity Securities, in the form attached hereto as Exhibit 4 (a “Stock Disposition Notice”). At the election of the Substantial Equityholder, the Stock Disposition Notice to be filed with this Court (but not the Stock Disposition Notice that is served upon the Debtors, proposed counsel for the Debtors, and counsel to the Ad Hoc Group of Lenders) may be redacted to exclude the Substantial Equityholder’s taxpayer identification number and the amount of Equity Securities that the Substantial Equityholder beneficially owns.

v.

Objection Procedures. The Debtors and other interested parties shall have 7 days after receipt of a Stock Acquisition Notice or a Stock Disposition Notice (each, a “Trading Notice”) to file with the Court and serve on the party filing the Trading Notice an objection to the proposed Transfer on the grounds that such Transfer may adversely affect the ability of the Debtors and their estates to utilize their Tax Attributes. If the Debtors or another interested party file an objection, the proposed Transfer may not proceed and will not be effective unless and until approved by a final and non-appealable order of this Court, or the Debtors or such interested party withdraw such objection. If the Debtors or another interested party do not object within such 7-day period, the Transfer may proceed solely as set forth in the Trading Notice. Further Transfers within the scope of this paragraph must comply with the Equity Procedures set forth in this paragraph 3.

vi.

Unauthorized Transfers. Effective as of the Petition Date and until further order of this Court to the contrary, any acquisition or disposition of Equity Securities in violation of the Equity Procedures shall be null and void ab initio.

4. The following procedures shall apply to claims for tax purposes that shares of equity securities in PREIT are worthless:

i.

Certain Defined Terms. For purposes of these procedures, (i) a “50% Shareholder” is any person or entity that at any time since December 31, 2020, has had beneficial ownership of 50% or more of PREIT stock, and (ii) beneficial ownership (or any variation thereof of PREIT stock and Options to acquire PREIT stock) shall be determined, in accordance with applicable rules under Section 382(g)(4)(D) of the IRC, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (B) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (C) an Option to acquire PREIT stock includes all interests described in Treasury Regulations section 1.382-4(d)(9).

ii.

Notice of 50% Shareholder. Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a 50% Shareholder shall file with this Court, and serve on the counsel to the Debtors and counsel to the Ad Hoc Group of Lenders, a notice of such status, in the form attached hereto as Exhibit 5, on or before the later of (A) 14 days after the entry of this Interim Order or (B) 14 days after becoming a 50% Shareholder.

iii.

Worthless Stock Deduction Notice. At least 14 days prior to filing any federal or state tax return, or any amendment to such a return, claiming any deduction for the worthlessness of the equity securities (including Options to acquire such securities, as defined below) in PREIT, for a tax year ending before the Debtors’ emergence from chapter 11 protection, such 50% Shareholder shall file with this Court, and serve on counsel to the Debtors and counsel to the Ad Hoc Group of Lenders advance written notice, in the form attached hereto as Exhibit 6 (a “Notice of Intent to Claim a Worthless Stock Deduction”), of the intended claim of worthlessness.

iv.

Objection Procedures. The Debtors and other interested parties shall have 7 days after receipt of a Notice of Intent to Claim a Worthless Stock Deduction to file with this Court and serve on such 50% Shareholder an objection to any proposed claim of worthlessness described in the Notice of Intent to Claim a Worthless Stock Deduction on the grounds that such claim might adversely affect the ability of the Debtors and their estates to utilize their Tax Attributes. If the Debtors or another interested party file an objection, such claim will not be permitted unless approved by a final and non-appealable order of this Court. If the Debtors or another interested party do not object within such 7-day period, such claim may be permitted solely as set forth in the Notice of Intent to Claim a Worthless Stock Deduction. Additional tax returns and amendments within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional 7-day waiting period.

v.

Unauthorized Deduction Claims. Effective as of the Petition Date and until further order of this Court to the contrary, any worthless stock deduction claim of equity securities in PREIT in violation of the procedures set forth herein (including notice requirements) shall be null and void ab initio.

5. The Debtors, with the consent of the Requisite Consenting Lenders, may waive, in writing, any and all restrictions, stays, and notification procedures contained in this Interim Order and shall provide notice of such waiver to the Office of the United States Trustee for the District of Delaware and counsel to any official committee appointed in these Chapter 11 Cases within seven (7) days of such waiver.

6. The notices, substantially in the forms attached hereto as Exhibits 1-6, are hereby approved.

7. Within two (2) business days after the entry of this Interim Order, the Debtors shall serve by first class mail, postage prepaid a notice in substantially the form attached hereto as Exhibit 1 (the “Equity Procedures Notice”) to: (a) all registered and nominee holders of Equity Securities (with instructions to serve down to the beneficial holders of Equity Securities, as applicable) of the outstanding Equity Securities, describing the authorized transfer restrictions and notification requirements with respect to Equity Securities; (b) the U.S. Securities and Exchange Commission; (c) the Internal Revenue Service; (d) any official committees appointed in these Chapter 11 Cases; the Office of the United States Trustee for the District of Delaware; (e) the Office of the United States Attorney for the District of Delaware; (f) each of the parties included on the Debtors’ consolidated list of thirty largest unsecured creditors; (g) counsel to the Ad Hoc Group of Lenders; and (h) counsel to the DIP Agent.

8. All registered and nominee holders of Equity Securities are hereby ordered and directed to serve the Equity Procedures Notice on any holder for whose benefit such registered or nominee holder holds such Equity Securities, down the chain of ownership for all such holders of Equity Securities. The transfer agent and relevant securities depositories for the Debtors’ equity are ordered and authorized to provide directly to the Solicitation Agent the list of registered and nominee holders of the Debtors’ equity, as and when requested by the Solicitation Agent.

9. Any entity or individual, or broker or agent acting on such entity’s or individual’s behalf who sells Equity Securities to another entity or individual, are hereby ordered and directed to serve a copy of the Equity Procedures Notice on such purchaser of such Equity Securities, or any broker or agent acting on such purchaser’s behalf.

10. Promptly following the entry of this Interim Order, the Debtors are hereby directed to post the Equity Procedures Notice to the website established by the Debtors’ proposed claim’s and noticing agent for these Chapter 11 Cases and the Company’s website.

11. As soon as is practicable following entry of this Interim Order, the Debtors are also directed to submit a copy of the Equity Procedures Notice (modified for publication and without attachments and exhibits) for publication in The New York Times (national edition) or another nationally circulated newspaper; submit a copy of the Equity Procedures Notice (modified for publication and without attachments and exhibits) to Bloomberg Professional Service for potential publication by Bloomberg; and (iii) file a Form 8-K with a reference to the entry of this Interim Order.

12. To the extent confidential information is required in any declaration described in these proposed procedures, such confidential information may be filed and served in redacted form; provided, however, that any such declarations served on the Debtors shall not be in redacted form, and any such declarations served on counsel to the Ad Hoc Group of Lenders shall not redact the amount of Equity Securities that the Substantial Equityholder beneficially owns. The Debtors shall keep all information provided in such declarations strictly confidential and shall not disclose the contents thereof to any person except: (i) to the extent necessary to respond to a petition or objection filed with the Court; (ii) to the extent otherwise required by law; or (iii) to the extent that the information contained therein is already public; provided, however, that the Debtors may disclose the contents thereof to their professional advisors, who shall keep all such declarations strictly confidential and shall not disclose the contents thereof to any other person, subject to further Court order. To the extent confidential information is necessary to respond to a petition or objection filed with the Court, such confidential information shall be filed under seal or in a redacted form.

13. The requirements set forth in this Interim Order are in addition to the requirements of all applicable laws and do not excuse compliance therewith.

14. The requirements of Bankruptcy Rule 6003(b) are satisfied.

15. Notwithstanding the possible applicability of Bankruptcy Rule 6004(h), the terms and conditions of this Interim Order shall be immediately effective and enforceable upon its entry.

16. The Debtors are authorized to take all actions necessary to effectuate the relief granted in this Interim Order in accordance with the Motion.

17. The final hearing (the “Final Hearing”) on the Motion will be held on January 9, 2024, at 1:00 p.m. (prevailing Eastern Time). Any objections or responses to entry of a Final Order on the Motion (each, an “Objection”) must be filed on or before 4:00 p.m. (prevailing Eastern Time) on December 28, 2023, and served on the following parties: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware

19801-1147 (Attn.: R. Craig Martin, Esq. [craig.martin@us.dlapiper.com] and Aaron S. Applebaum, Esq. [aaron.applebaum@us.dlapiper.com]) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley, Esq. [richard.chesley@us.dlapiper.com] and Oksana Koltko Rosaluk, Esq. [oksana.koltkorosaluk@us.dlapiper.com]); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia, Esq. [joseph.cudia@usdoj.gov]); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen, Esq. [krishansen@paulhastings.com], Jonathan Canfield, Esq. [joncanfield@paulhastings.com], and Daniel Ginsberg, Esq. [danielginsberg@paulhastings.com]) and (ii) Young Conaway Stargatt & Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn, Esq. [mlunn@ycst.com] and Robert F. Poppiti, Jr., Esq. [rpoppiti@ycst.com]); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]); and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases. In the event no Objections to entry of a final order on the Motion are timely received, this Court may enter such final order without need for the Final Hearing.

18. The Court retains exclusive jurisdiction with respect to all matters arising from or related to the implementation of this Interim Order.

Exhibit 1

(Equity Procedures Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al.,[1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF (I) EQUITY PROCEDURES AND (II) FINAL HEARING

TO: ALL PERSONS OR ENTITIES WITH EQUITY INTEREST IN PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. On December 10, 2023 (the “Petition Date”), the above-captioned debtors (collectively, the “Debtors”), commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of or from the Debtors’ estates or to exercise control over property of the Debtors’ estates.

2. On the Petition Date, the Debtors filed the Motion of the Debtors for Entry of Interim and Final Orders (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief [D.I. 9] (the “Motion”).2

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]	Capitalized terms used but not otherwise defined herein have the meanings set forth in the Motion.

3. On December 12, 2023, the Court entered an interim order (the “Interim Order”), a copy of which is enclosed with this Notice along with Exhibits 2-6 of the Interim Order, approving the procedures set forth in the Interim Order with respect to certain transfers or claims of worthlessness of beneficial interests in the common and preferred stock of Pennsylvania Real Estate Investment Trust (the “Equity Securities”), in order to preserve the Debtors’ net operating losses (the “NOLs”) and certain other tax and business credits (together with the NOLs, the “Tax Attributes”). If you are receiving this notice, please review the Interim Order in detail. Under the Interim Order, any purchase, sale, trade, claim of worthlessness or other transfer of Equity Securities in violation of the procedures set forth in the Interim Order shall be null and void ab initio as an action in violation of the automatic stay under section 362 of the Bankruptcy Code, and shall confer no rights on the transferee.

4. The Court has ordered that all registered and nominee holders of Equity Securities serve the Equity Procedures Notice on any holder for whose benefit such registered or nominee holder holds such Equity Securities, down the chain of ownership for all such holders of Equity Securities. The transfer agent and relevant securities depositories for the Debtors’ equity are ordered and authorized to provide directly to the Solicitation Agent the list of registered and nominee holders of the Debtors’ equity, as and when requested by the Solicitation Agent.

5. The procedures approved by the Interim Order apply to the holding and transfers of Equity Securities or any beneficial ownership therein by a Substantial Shareholder or someone who may become a Substantial Shareholder.

2

6. Any objections or responses to entry of a final order on the Motion (each, an “Objection”) must be filed on or before 4:00 p.m. (prevailing Eastern Time) on December 28, 2023, and served on the following parties: (a) proposed counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin, Esq. [craig.martin@us.dlapiper.com] and Aaron S. Applebaum, Esq. [aaron.applebaum@us.dlapiper.com]) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley, Esq. [richard.chesley@us.dlapiper.com] and Oksana Koltko Rosaluk, Esq. [oksana.koltkorosaluk@us.dlapiper.com]); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph F. Cudia, Esq. [joseph.cudia@usdoj.gov]); (c) counsel to the Ad Hoc Group of Lenders, (i) Paul Hastings, LLP, 200 Park Avenue, New York, New York 10166 (Attn.: Kristopher M. Hansen, Esq. [krishansen@paulhastings.com], Jonathan Canfield, Esq. [joncanfield@paulhastings.com], and Daniel Ginsberg, Esq. [danielginsberg@paulhastings.com]) and (ii) Young Conaway Stargatt & Taylor, LLP, 1000 North King Street, Wilmington, Delaware 19801 (Attn.: Matthew B. Lunn, Esq. [mlunn@ycst.com] and Robert F. Poppiti, Jr., Esq. [rpoppiti@ycst.com]); (d) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]); and (e) counsel to any official committee of unsecured creditors appointed in these Chapter 11 Cases (together, the “Notice Parties”).

7. IF NO OBJECTIONS TO THE MOTION ARE TIMELY FILED, SERVED AND RECEIVED IN ACCORDANCE WITH THE INTERIM ORDER, THE COURT MAY ENTER A FINAL ORDER WITH RESPECT TO THE RELIEF SOUGHT IN THE MOTION WITHOUT FURTHER NOTICE OR HEARING.

3

8. If necessary, a final hearing to consider the relief requested in the Motion and the entry of an order implementing the Equity Procedures on a final and permanent basis will be held on January 9, 2024 at 1:00 p.m. (prevailing Eastern Time), before the Honorable Karen B. Owens, at 824 Market Street, 6th Floor, Courtroom 3, Wilmington, DE 19801.

9. The Debtors, with the consent of the Requisite Consenting Lenders, may waive, in writing, any and all restrictions, stays and notice procedures contained in the Interim Order.

10. Nothing in the Interim Order precludes any person desirous of acquiring Equity Securities from requesting relief from the Interim Order (or Final Order, once entered) from the Court, subject to the rights of the Debtors, their estates and other interested parties to oppose such relief.

11. A complete copy of the Motion and all other pleadings filed in the Debtors’ Chapter 11 Cases are available via PACER at the Court’s website at https://ecf.deb.uscourts.gov for a fee, or free of charge through the website maintained by the Debtors’ claims and noticing agent at https://cases.ra.kroll.com/PREIT2023.

12. The requirements set forth in this Notice are in addition to the requirements of applicable law and do not excuse compliance therewith.

[Remainder of page intentionally left blank]

4

Dated: December 12, 2023	Respectfully submitted,
Wilmington, Delaware
DLA PIPER LLP (US)

	By:	/s/ Aaron S. Applebaum

R. Craig Martin, (DE 5032)

Aaron S. Applebaum, (DE 5587)

1201 N. Market Street, Suite 2100

Wilmington, Delaware 19801

Telephone: (302) 468-5700

Facsimile: (302) 394-2341

Email: craig.martin@us.dlapiper.com

Email: aaron.applebaum@us.dlapiper.com

-and-

Richard A. Chesley (pro hac vice admission pending)

Oksana Koltko Rosaluk (pro hac vice admission pending)

444 West Lake Street, Suite 900

Chicago, Illinois 60606

Telephone: (312) 368-3974

Facsimile: (312) 251-5874

Email: richard.chesley@us.dlapiper.com

Email: oksana.koltkorosaluk@us.dlapiper.com

Proposed Counsel for the Debtors

5

Exhibit 2

(Notice of Substantial Equityholder Status)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF SUBSTANTIAL EQUITYHOLDER STATUS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. [Name of Equityholder] (the “Filer”) is/has become a Substantial Equityholder2 with respect to the common or preferred stock in Pennsylvania Real Estate Investment Trust (“PREIT”) or of any beneficial ownership therein (the “Equity Securities”). PREIT is a debtor and debtor in possession in Case No. 23-11974 (KBO) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

For purposes of this Notice: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least: (i) 240,345 shares of Common Stock, (ii) 155,250 shares of Series B Stock, (iii) 310,500 shares of Series C Stock, (iv) 225,000 shares of Series D Stock (in each of (i), (ii), (iii) and (iv) case representing approximately 4.5% of the shares of Equity Securities of such class of stock issued and outstanding) or (v) in the aggregate 931,095 shares of Equity Securities (representing approximately 4.5% of 20,691,000 shares of Equity Securities issued and outstanding)2; (B) “beneficial ownership” of Equity Securities shall be determined in accordance with applicable rules under section 382 of the IRC and the regulations promulgated thereunder and shall include (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) ownership of options to acquire stock; (C) an “option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; and (D) a “Transfer” means any transfer of Equity Securities to the extent described in paragraph 3(iii) below (Stock Acquisition Notice) and/or paragraph 3(iv) (Stock Disposition Notice).

2. As of __________ __, 2023, the Filer beneficially owns ____________ shares of Equity Securities. The following table sets forth the date(s) on which the Filer acquired or otherwise became the beneficial owner of such Equity Securities:

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

3. The last four digits of the taxpayer identification number of the Filer are _______.

4. Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

5. Under the Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief (the “Interim Order”), this Notice is being (a) filed with the Court and (b) served by email upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr. at mario.ventresca@preit.com); (ii) proposed counsel to the Debtors, (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (iii) counsel to the Ad Hoc Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at

2

krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]).

By:
Name:
Address:
Email Address:

3

Exhibit 3

(Stock Acquisition Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

STOCK ACQUISITION NOTICE

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. [Name of Prospective Acquirer] (the “Filer”) hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of, or an option with respect to (or to exercise such an option), the common or preferred stock (the “Equity Securities”) of Pennsylvania Real Estate Investment Trust (“PREIT”), a debtor in Case No. 23-11974 (KBO) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”) (the “Proposed Transfer”).

2. If applicable, on [Prior Date(s)], the Filer filed a Notice of Substantial Equity Holder Status2 with the Court and served copies thereof on the above-captioned debtors (collectively, the “Debtors”) and the Debtors’ counsel.

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

For purposes of this Notice: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least: (i) 240,345 shares of Common Stock, (ii) 155,250 shares of Series B Stock, (iii) 310,500 shares of Series C Stock, (iv) 225,000 shares of Series D Stock (in each of (i), (ii), (iii) and (iv) case representing approximately 4.5% of the shares of Equity Securities of such class of stock issued and outstanding) or (v) in the aggregate 931,095 shares of Equity Securities (representing approximately 4.5% of 20,691,000 shares of Equity Securities issued and outstanding)[2]; (B) “beneficial ownership” of Equity Securities shall be determined in accordance with applicable rules under section 382 of the IRC and the regulations promulgated thereunder and shall include (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) ownership of options to acquire stock; (C) an “option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; and (D) a “Transfer” means any transfer of Equity Securities to the extent described in paragraph 3(iii) below (Stock Acquisition Notice) and/or paragraph 3(iv) (Stock Disposition Notice).

3. The Filer currently beneficially owns _____________ shares of Equity Securities of PREIT.

4. By the Proposed Transfer, the Filer proposes, as applicable, to purchase, acquire, or otherwise accumulate _______ shares of Equity Securities or an option (or to exercise such an option) with respect to_____ shares of Equity Securities. If the Proposed Transfer is permitted to occur, the Filer will beneficially own _____ shares of Equity Securities after such transfer becomes effective.

5. The last four digits of the taxpayer identification number of the Filer are ___________.

6. Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

7. Under the Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief (the “Interim Order”), this Notice is being (a) filed with the Court and (b) served by e-mail upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr. at mario.ventresca@preit.com); and (ii) proposed counsel to the Debtors, (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (iii) counsel to the Ad Hoc

2

Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]).

8. The Debtors and other interested parties have 7 days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors or another interested party file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors or another interested party do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

9. The undersigned Filer understands that any further transactions that may result in the Filer purchasing, acquiring, or otherwise accumulating additional shares of Equity Securities (or an option with respect thereto) will each require an additional notice to be filed with Court and served in the same manner as this Notice.

By:
Name:
Address:
Email Address:

3

Exhibit 4

(Stock Disposition Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

STOCK DISPOSITION NOTICE

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. [Name of Prospective Seller] (the “Filer”), a Substantial Equityholder,2 hereby provides notice of its sell, trade or otherwise transfer one or more shares of, or an option with respect to (or to exercise such an option), the common or preferred stock (the “Equity Securities”) of Pennsylvania Real Estate Investment Trust (“PREIT”), a debtor in Case No. 23-11974 (KBO) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”) (the “Proposed Transfer”).

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

For purposes of this Notice: (A) a “Substantial Equityholder” is any person or entity that beneficially owns at least: (i) 240,345 shares of Common Stock, (ii) 155,250 shares of Series B Stock, (iii) 310,500 shares of Series C Stock, (iv) 225,000 shares of Series D Stock (in each of (i), (ii), (iii) and (iv) case representing approximately 4.5% of the shares of Equity Securities of such class of stock issued and outstanding) or (v) in the aggregate 931,095 shares of Equity Securities (representing approximately 4.5% of 20,691,000 shares of Equity Securities issued and outstanding)[2]; (B) “beneficial ownership” of Equity Securities shall be determined in accordance with applicable rules under section 382 of the IRC and the regulations promulgated thereunder and shall include (i) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (ii) ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and (iii) ownership of options to acquire stock; (C) an “option” to acquire stock includes all interests described in Treasury Regulations section 1.382-4(d)(9), including any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable; and (D) a “Transfer” means any transfer of Equity Securities to the extent described in paragraph 3(iii) below (Stock Acquisition Notice) and/or paragraph 3(iv) (Stock Disposition Notice).

2. If applicable, on [Prior Date(s)], the Filer filed a Notice of Substantial Equity Holder Status with the Court and served copies thereof on the above-captioned debtors (collectively, the “Debtors”), the Debtors’ counsel, and counsel to the Ad Hoc Group of Lenders.

3. The Filer currently beneficially owns                                  shares of Equity Securities of PREIT.

4. By the Proposed Transfer, the Filer proposes to sell, trade or otherwise transfer                      shares of Equity Securities or an option with respect to                      shares of Equity Securities. If the Proposed Transfer is permitted to occur, the Filer will beneficially own                  shares of Equity Securities after such transfer becomes effective.

5. The last four digits of the taxpayer identification number of the Filer are                         .

6. Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

7. Under the Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief (the “Interim Order”), this Notice is being (a) filed with the Court and (b) served by email upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr. at mario.ventresca@preit.com); (ii) proposed counsel to the Debtors, DLA Piper LLP (US) (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (iii) counsel to the Ad Hoc Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at

2

krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]).

8. The Debtors and other interested parties have 7 days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors or another interested party file an objection, such Proposed Transfer will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors or another interested party do not object within such 7-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in this Notice.

9. The undersigned Filer understands that any further transactions that may result in the Filer selling, trading, or otherwise transferring shares of Equity Securities (or an option with respect thereto) will each require an additional notice to be filed with Court and served in the same manner as this Notice.

By:
Name:
Address:
Email Address:

3

Exhibit 5

(50% Shareholder Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF STATUS AS 50% SHAREHOLDER

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. [Name of Prospective Seller] (the “Filer”) is/has become a 50% Shareholder2 with respect the common or preferred stock (the “Equity Securities”) of Pennsylvania Real Estate Investment Trust (“PREIT”), a debtor in Case No. 23-11974 (KBO) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”).

2. As of                          , 2023, the Filer beneficially owns                          shares of Equity Securities. The following table sets forth the date(s) on which the Filer acquired or otherwise became the beneficial owner of such Equity Securities:

Number of Shares	Date Acquired

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

For purposes of this Notice: (i) a “50% Shareholder” is any person or entity that at any time since December 31, 2020, has had beneficial ownership of 50% or more of PREIT stock, and (ii) beneficial ownership (or any variation thereof of PREIT stock and Options to acquire PREIT stock) shall be determined, in accordance with applicable rules under Section 382(g)(4)(D) of the IRC, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (B) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (C) an Option to acquire PREIT stock includes all interests described in Treasury Regulations section 1.382-4(d)(9).

Number of Shares	Date Acquired

(Attach additional page or pages if necessary)

3. The last four digits of the taxpayer identification number of the Filer are                                 .

4. Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

5. Under the Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief, this Notice is being (a) filed with the Court and (b) served by email upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr. at mario.ventresca@preit.com); (ii) proposed counsel to the Debtors, DLA Piper LLP (US), (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); and (iii) counsel to the Ad Hoc Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]).

2

By:
Name:
Address:
Email Address:

3

Exhibit 6

(Worthless Stock Deduction Notice)

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re: PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, et al., [1] Debtors.	Chapter 11 Case No. 23-11974 (KBO) (Jointly Administered)

NOTICE OF INTENT TO CLAIM A WORTHLESS STOCK DEDUCTION

PLEASE TAKE NOTICE OF THE FOLLOWING:

1. [Name of Entity] (the “Filer”), a 50% Shareholder,2 hereby provides notice of its intention to claim a worthless stock deduction with respect to the common or preferred stock (the “Equity Securities”) of Pennsylvania Real Estate Investment Trust (“PREIT”), a debtor in Case No. 23-11974 (KBO) pending in the United States Bankruptcy Court for the District of Delaware (the “Court”) (the “Proposed Worthlessness Claim”).

2. If applicable, on [Prior Date(s)], the Filer filed a Notice of Status as a 50% Shareholder with the Court and served copies thereof on the above-captioned debtors (collectively, the “Debtors”), the Debtors’ counsel, and counsel to the Ad Hoc Group of Lenders.

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.ra.kroll.com/PREIT2023. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]

For purposes of this Notice: (i) a “50% Shareholder” is any person or entity that at any time since December 31, 2020, has had beneficial ownership of 50% or more of PREIT stock, and (ii) beneficial ownership (or any variation thereof of PREIT stock and Options to acquire PREIT stock) shall be determined, in accordance with applicable rules under Section 382(g)(4)(D) of the IRC, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, (A) direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), (B) ownership by the holder’s family members and persons acting in concert with the holder to make a coordinated acquisition of stock, and (C) an Option to acquire PREIT stock includes all interests described in Treasury Regulations section 1.382-4(d)(9).

3. The Filer currently beneficially owns                              shares of Equity Securities of PREIT.

4. Through the Proposed Worthlessness Claim, the Filer proposes to declare for [federal/state] tax purposes that [    ] shares of Equity Securities of PREIT became worthless during the tax year ending 20[    ].

5. The last four digits of the taxpayer identification number of the Filer are                                 .

6. Under penalty of perjury, the Filer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments that purport to be part of this Notice are true, correct and complete.

7. Under the Interim Order (I) Establishing Notice and Hearing Procedures for Certain Transfers and Claims of Worthlessness of Equity Securities in the Debtors, and (II) Granting Related Relief, this Notice is being (a) filed with the Court and (b) served by email upon (i) the Debtors, Pennsylvania Real Estate Investment Trust, (Attn.: Mario Ventresca, Jr. at mario.ventresca@preit.com); (ii) proposed counsel to the Debtors, DLA Piper LLP (US), (Attn.: R. Craig Martin at craig.martin@us.dlapiper.com, Aaron S. Applebaum at aaron.applebaum@us.dlapiper.com, Richard A. Chesley at richard.chesley@us.dlapiper.com and Oksana Koltko Rosaluk at oksana.koltkorosaluk@us.dlapiper.com); (iii) counsel to the Ad Hoc Group of Lenders, Paul Hastings, LLP (Attn.: Kristopher M. Hansen at krishansen@paulhastings.com, Jonathan Canfield at joncanfield@paulhastings.com, and Daniel Ginsberg at danielginsberg@paulhastings.com) and Young Conaway Stargatt & Taylor, LLP (Attn.: Matthew B. Lunn at mlunn@ycst.com and Robert F. Poppiti, Jr. at rpoppiti@ycst.com); and (iv) counsel to the DIP Agent, Wilmer Cutler Pickering Hale and Dorr LLP, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007 (Attn.: Andrew Goldman [andrew.goldman@wilmerhale.com]).

2

8. The Debtors and other interested parties have 7 days after receipt of this Notice to object to the Proposed Worthlessness Claim described herein. If the Debtors or another interested party file an objection, such Proposed Worthlessness Claim will not be effective unless approved by a final and non-appealable order of the Court. If the Debtors or another interested party do not object within such 7-day period, then after expiration of such period the Proposed Worthlessness Claim may proceed solely as set forth in this Notice.

9. The undersigned Filer understands that any further transactions that may result in the Filer claiming a worthless stock deduction with respect to its Equity Securities of PREIT (or an option with respect thereto) will each require an additional notice to be filed with Court and served in the same manner as this Notice.

By:
Name:
Address:
Email Address:

3